BROWN ADVISORY GROWTH EQUITY FUND
                        BROWN ADVISORY VALUE EQUITY FUND
                      BROWN ADVISORY SMALL-CAP GROWTH FUND
                       BROWN ADVISORY SMALL-CAP VALUE FUND
                        BROWN ADVISORY INTERNATIONAL FUND
                         BROWN ADVISORY REAL ESTATE FUND

                        Supplement Dated August 8, 2006 to
            Prospectus Dated April 25, 2006 as supplemented June 15, 2006


On page 15 of the Prospectus, in the section captioned "Brown Advisory Small-Cap Growth Fund - Principal Investment Strategies," the first two paragraphs are replaced with the following:

"The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the common stock of small domestic companies ("80% Policy"). The Fund seeks to invest primarily in small-cap companies with well above average growth prospects. Small companies are those companies whose market capitalizations are equal to or less than $5 billion at the time of their purchase ("Market Capitalization Range").

If 80% of the Fund's net assets (including borrowings for investments) is not invested in small, domestic companies due to, among other things, changes in the market capitalizations of those companies in the Fund's portfolio, the Fund will limit new investments to domestic companies within the Market Capitalization Range. The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy."

                       PLEASE RETAIN FOR FUTURE REFERENCE.